UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – January 9, 2007

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

January 9, 2007 Chemokine Therapeutics Corp. announced that Chemokine Therapeutics (B.C.) Corp. (“CTBCC”), a wholly-owned subsidiary of Chemokine Therapeutics Corp. and Globe Laboratories Inc. (“Globe”) has entered into a definitive agreement wherein Globe, agreed to sell certain assets (consisting mainly of laboratory equipment and leasehold improvements) to CTBCC for consideration of CD$375,935 based on the fair market value of these assets as determined by an independent appraisal, and to cease all future research and development services by Globe to the Company.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

January 9, 2007 Chemokine Therapeutics Corp. announced that Chemokine Therapeutics (B.C.) Corp. (“CTBCC”), a wholly-owned subsidiary of Chemokine Therapeutics Corp. and Globe Laboratories Inc. (“Globe”) has entered into a definitive agreement wherein Globe, agreed to sell certain assets (consisting mainly of laboratory equipment and leasehold improvements) to CTBCC for consideration of CD$375,935 based on the fair market value of these assets as determined by an independent appraisal, and to cease all future research and development services by Globe to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2007	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Hassan Salari Hassan Salari, President and Chief Executive Officer

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Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ACQUIRES CERTAIN ASSETS OF

GLOBE LABORATORIES INC.

Vancouver, BC (January 9, 2007) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, is pleased to announce that Chemokine Therapeutics (B.C.) Corp. (“CTBCC”), a wholly-owned subsidiary of Chemokine Therapeutics Corp. and Globe Laboratories Inc. (“Globe”) has entered into a definitive agreement wherein Globe, agreed to sell certain assets (consisting mainly of laboratory equipment and leasehold improvements) to CTBCC for consideration of CD$375,935 based on the fair market value of these assets as determined by an independent appraisal, and to cease all future research and development services by Globe to the Company.

The acquisition of the assets and the termination of the development agreement with Globe were initiated by the Company because management believes that it is in the best interests of the Company to concentrate its research and development in-house through its wholly-owned subsidiary, CTBCC.

The Company, under a development agreement dated January 1, 2003 had engaged Globe to carry out the Company’s chemokine-based research work on a contracted operating cost basis plus a 2% margin. Globe is controlled by Dr. Hassan Salari and his family. Dr. Salari is also the Company’s President and Chief Executive Officer.  Pursuant to this development agreement between the Company and Globe, all proprietary interest, including all patent rights, trademarks, copyright, trade secrets, and confidential information of the research conducted by Globe on our products is the exclusive property of the Company.

The Company did not incur any early termination obligations by terminating its research. CTBCC and Globe also entered into a definitive agreement which provided for Globe’s assignment of a partial sublease in respect of approximately 5400 square feet of laboratory space located at the University of British Columbia to the Company.

In accordance with the terms of the agreement between the Company, CTBCC and Globe, CTBCC has hired the majority of the former employees of Globe.

“The purchase of Globe Laboratories Inc. assets and acquisition of key staff will allow us to have direct control and management of the Company’s R & D activities”, said Mr. Walter Korz, V.P., Drug Development at Chemokine Therapeutics. “This will also help the Company to build on its core competencies.”

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and

Similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Director of Public Relations Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net